EXHIBIT 32(a)
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Form 10-Q”) that:
(1)	the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2006	By:/s/ Robert M. Zak Robert M. Zak, Senior Vice President and
Chief Operating Officer
(chief executive officer)

Dated: August 10, 2006	By:/s/ Kenneth J. Wilson

Kenneth J. Wilson, Vice President and
Chief Financial Officer
(chief financial officer)

36